Exhibit 10.4

3039 Cornwallis Road
RTP, NC 27709
April 21, 2008
Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment 33 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 33 to SOW#1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1. Delete the table in its entirety in Section 1.1, “Specifications” and replace with the following

IBM Specification/Attachments
(if applicable)	Engineering Change Level	Description
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IBM Specification/Attachments
(if applicable)	Engineering Change Level	Description
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2.	Exhibit A of the SOW#1 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:		Accepted and Agreed To:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By:		By:

Authorized Signature	Date	Authorized Signature	Date

Type or Print Name		Type or Print Name

Title & Organization		Title & Organization

Address:		Address: 1745 Technology Drive San Jose, CA 95110

Accepted and Agreed To:
Brocade Communications Switzerland, SarL

By:
Authorized Signature Date

Ulrich Plechschmid

Type or Print Name

Vice President, EMEA

Title & Organization

AMENDMENT #33 to SOW-1
EXHIBIT A

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
1Gbit/sec Switch Products and Software
	[**]		[**]	[**]	[**]
SW2400 & SW2800

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2Gbit/sec Switch Products and Software
SW3200

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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SW3900

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SW325x & SW385x

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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4Gbit/sec Switch Products and Software
SW210x

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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SW4100

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SW4900

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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BROCADE 5000

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SW7500

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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BROCADE 7500E
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8Gbit/sec Switch Products and Software
BROCADE 300

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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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—	~~BROCADE 300 OPTIONAL SOFTWARE~~
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— BROCADE 5100	[~~**~~]	—	[~~**~~]	[~~**~~]	[~~**~~]	—	—

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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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MULTIPROTOCOL ROUTER

SW7420
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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
DIRECTOR PRODUCTS AND SOFTWARE
SW12000
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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
DIRECTOR PRODUCTS AND SOFTWARE
SW12000
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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
DIRECTOR PRODUCTS AND SOFTWARE
SW12000
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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
SW24000				[**]

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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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BROCADE DCX (DATA CENTER BACKBONE)

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

**13 months
		Buyer Part Number				Software
Supplier Part Number		IBM				Maintenance	Out of
Brocade		Model or	IBM PN /			(included in unit	Warranty
Model	Brocade P/N	FC #	NUMA-Q PN	Description	Unit Price	price of product)	Pricing
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FABRIC MANAGER
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Supplier Part Number		Buyer Part Number
Brocade		IBM	IBM PN /
Model	Brocade P/N	Model or FC #	NUMA-Q PN	Description	Out of Warranty
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
IBM
Brocade		Model or FC	IBM PN /
Model	Brocade P/N	#	NUMA-Q PN	Description	Out of Warranty
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**	For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
		IBM	IBM PN /
Brocade		Model or	NUMA-Q		Annual Software
Model	Brocade P/N	FC #	PN	Product Description	Maintenance Fee per Unit
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
		IBM	IBM PN /
Brocade		Model or	NUMA-Q		Annual Software
Model	Brocade P/N	FC #	PN	Product Description	Maintenance Fee per Unit
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
		IBM	IBM PN /
Brocade		Model or	NUMA-Q		Annual Software
Model	Brocade P/N	FC #	PN	Product Description	Maintenance Fee per Unit
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
		IBM	IBM PN /
Brocade		Model or	NUMA-Q		Annual Software
Model	Brocade P/N	FC #	PN	Product Description	Maintenance Fee per Unit
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
		IBM	IBM PN /
Brocade		Model or	NUMA-Q		Annual Software
Model	Brocade P/N	FC #	PN	Product Description	Maintenance Fee per Unit
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier Part Number		Buyer Part Number
		IBM	IBM PN /
Brocade		Model or	NUMA-Q		Annual Software
Model	Brocade P/N	FC #	PN	Product Description	Maintenance Fee per Unit
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exhange Commission. Confidential treatment has been requested with respect to the omitted portions.

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